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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 22, 1999
                                         --------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                            36-1208070
                  ------                            ----------
         (Commission File Number)      (IRS Employer Identification Number)


    500 West Monroe Street, Chicago, Illinois              60661
    -----------------------------------------              -----
    (Address of principal executive offices)             (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.      Other Events
-------      ------------

On April 22, 1999, Heller Financial, Inc. (the "Registrant") issued a press release announcing that its Board of Directors has unanimously approved the Company's agreement to acquire HealthCare Financial Partners, Inc. (NYSE: HCF). Closing is anticipated to occur in July 1999, and remains subject to receipt of regulatory approval and approval by the HealthCare Financial Partners shareholders. A copy of the press release is attached.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99  Heller Financial, Inc. - Press Release



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 22, 1999
       ---------------



                                          HELLER FINANCIAL, INC.



                                          By:  /s/ Lauralee E. Martin
                                               ----------------------
                                               Lauralee E. Martin
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                             Sequentially
Number                                              Numbered Pages
------                                              --------------

99    Heller Financial, Inc. - Press Release               4

                                       3